                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          April 29, 2002
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                          Central Garden & Pet Company
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             (Exact name of registrant as specified in its charter)


           Delaware                     0-20242                  68-0275553
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 (State or other jurisdiction       (Commission File           (IRS Employer
       of incorporation)                Number)              Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                        94549
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code        (925) 283-4573
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                                  Inapplicable
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          (Former name or former address if changed since last report)


Exhibit Index located on page 2

Item 5.  Other Events

               On April 29, 2002, Central Garden & Pet Company (the "Company") issued a press release announcing a verdict in its litigation with The Scotts Company.

Item 7.  Financial Statement and Exhibits

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits

Number         Exhibit
------         -------

99.1           Press Release dated April 29, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CENTRAL GARDEN & PET COMPANY


                               By:     /s/ Stuart W. Booth
                                      ------------------------------------------
                                      Stuart W. Booth
                                      Vice President and Chief Financial Officer

Dated:  April 30, 2002


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